Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Malaysia Pro-Guardians Security Management Corporation (formerly known as “Alliance Petroleum Corporation”) (the “Company”) on Form 10-Q/A for the period ended June 30, 2015 as filed with the Securities and Exchange Commission (the “Report”), I, Hua Fung Chin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2017	/s/ Hua Fung Chin
Hua Fung Chin Chief Executive Officer